Supplement dated October 21, 2011

to the variable annuity prospectuses for

MassMutual Artistry; MassMutual Evolution; Panorama Passage;

Panorama Premier; MassMutual RetireEase Select;

MassMutual Transitions; and MassMutual Transitions Select

all dated May 1, 2011, as amended

This supplement revises the “Investment Management Fees and Other Expenses” tables appearing in “Table of Fees and Expenses” by adding a footnote to the “Management Fee” column for the Oppenheimer Capital Appreciation Fund/VA.

The new footnote reads:

Effective September 1, 2011, the Manager has voluntarily agreed to reduce its management fee by 0.05% of the Fund’s average daily net assets until the Fund’s trailing one-year total return performance is in the third quintile of the Fund’s Lipper peer group as measured at each calendar quarter end. The management fee reduction will be terminated effective as of the first business day following the achievement of this goal. The management fee reduction is a voluntary undertaking by the Manager, and the Manager may terminate it at any time.

If you have any questions, please contact your registered representative or call our Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time to speak to a representative.

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